SUPPLEMENT DATED JULY 2, 2004

TO

PROSPECTUS DATED MAY 1, 2003

FOR

GUARANTEED INTEREST ACCOUNT WITH MARKET VALUE ADJUSTMENT

UNDER FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS

Issued by

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

1-800-487-6669

Please read and keep this supplement with your Prospectus for future reference.

Until further notice, the Guaranteed Interest Account with Market Value Adjustment is not available as an investment option. This means that you may not allocate any purchase payments, transfers, or rollovers after the maturity date of an existing accumulation period to the Guaranteed Interest Account with Market Value Adjustment. However, funds you currently have allocated to the Guaranteed Interest Account with Market Value Adjustment may remain in the Guaranteed Interest Account with Market Value Adjustment until the maturity date of the accumulation period you selected.

There are over 40 subaccounts investing in underlying mutual funds that currently are available as other investment options under your Contract. Please contact your agent or call us at 1-800-487-6669 to discuss these options. We will be in touch with you soon to provide you with further information concerning the availability of the Guaranteed Interest Account with Market Value Adjustment.